Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche DWS Income Trust (formerly Deutsche Income Trust) of our report dated December 20, 2018, relating to the financial statements and financial highlights, which appears in DWS Fixed Income Opportunities Fund’s (formerly Deutsche Fixed Income Opportunities Fund) Annual Report on Form N-CSR for the year ended October 31, 2018. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

January 22, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche DWS Income Trust (formerly Deutsche Income Trust) of our report dated December 20, 2018, relating to the financial statements and financial highlights, which appears in DWS Global High Income Fund’s (formerly Deutsche Global High Income Fund) Annual Report on Form N-CSR for the year ended October 31, 2018. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

January 22, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche DWS Income Trust (formerly Deutsche Income Trust) of our report dated November 20, 2018, relating to the financial statements and financial highlights, which appears in DWS GNMA Fund’s (formerly Deutsche GNMA Fund) Annual Report on Form N-CSR for the year ended September 30, 2018. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

January 22, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche DWS Income Trust (formerly Deutsche Income Trust) of our report dated November 20, 2018, relating to the financial statements and financial highlights, which appears in DWS Short Duration Fund’s (formerly Deutsche Short Duration Fund) Annual Report on Form N-CSR for the year ended September 30, 2018. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

January 22, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in the Statement of Additional Information and to the incorporation by reference in Post-Effective Amendment Number 104 to the Registration Statement of Deutsche DWS Income Trust (formerly Deutsche Income Trust) (Form N-1A, No. 002-91577) of our report dated November 28, 2018 on the financial statements and financial highlights of DWS High Income Fund (formerly Deutsche High Income Fund) and DWS Short Duration High Income Fund (formerly Deutsche Short Duration High Income Fund) (two of the Funds constituting Deutsche DWS Income Trust), included in the Fund’s Annual Report for the fiscal year ended September 30, 2018, and our report dated December 20, 2018 on the financial statements and financial highlights of DWS Multisector Income Fund (formerly Deutsche Multisector Income Fund) (one of the Funds constituting Deutsche DWS Income Trust), included in the Fund’s Annual Report for the fiscal year ended October 31, 2018.

/s/Ernst & Young LLP

Boston, Massachusetts

January 22, 2019